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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 30, 2003



                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           MARYLAND                      333-91532              68-0509956
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)


           1323 NORTH STEMMONS FREEWAY, SUITE 210, DALLAS, TEXAS 75207
            (Address of principal executive offices)       (Zip Code)


                                 (866) 655-1605
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


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ITEM 9.    REGULATION FD DISCLOSURE

     On December 29, 2003, the board of directors of Behringer Harvard REIT I, Inc. (the "Company") declared dividends for the first quarter of 2004 in the amount of a 7.0% annualized percentage rate return on an investment of $10.00 per share to be paid on a monthly basis on or before the 16th of each month for dividends applicable to the previous month. The Company's first quarter dividends are calculated on a daily record basis of $0.0019178 (0.19178 cents) per day per share on the outstanding shares of common stock payable to stockholders of record of such shares as shown on the books of the Company at the close of business on each day during the period, commencing on January 1, 2004, and continuing on each day thereafter through and including March 31, 2004.












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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEHRINGER HARVARD REIT I, INC.




Dated:  December 30, 2003              By: /s/ Gary S. Bresky
                                          --------------------------------------
                                           Gary S. Bresky
                                           Chief Financial Officer and Treasurer











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